Credit Agreements	12 Months Ended
Dec. 31, 2023
Line of Credit Facility [Abstract]
Credit Agreements	Credit Agreements
In the normal course of its operations, the Company enters into agreements with financial institutions to obtain unsecured and secured letter of credit facilities. At December 31, 2023, the total amount of such credit facilities available to the Company was approximately $1,027 million, with the significant facilities as follows:
•$400 million combined credit facility, with the first $100 million being unsecured and any further utilization secured. This credit facility matures each year on October 23, and automatically extends for a further year, unless canceled by either counterparty.
•$250 million secured credit facility, that reduces to $150 million on and after March 31, 2024 and matures on December 31, 2024.
•$200 million secured credit facility, that matures each year on December 21, and automatically extends for a further year unless canceled by either counterparty.
•$175 million unsecured credit facility (of which $50 million is committed and $125 million is uncommitted), that matures on December 19, 2026.
Under the terms of certain reinsurance agreements, irrevocable letters of credit were issued for a total of $130 million on an unsecured basis and $480 million on a secured basis at December 31, 2023 in respect of losses and unearned premium reserves. The committed secured credit facilities maintained by the Company are used for the issuance of letters of credit which must be fully secured with either cash, government bonds and/or investment grade bonds.
The agreements include default covenants, which could require the Company to fully secure the outstanding letters of credit to the extent that the facility is not already fully secured and/or result in the Company not being allowed to issue any new letters of credit.
At December 31, 2023, no conditions of default existed under these facilities.